Exhibit 10.42

FIRST AMENDMENT TO ANHYDROUS AMMONIA SALES AGREEMENT

THIS FIRST AMENDMENT TO ANHYDROUS AMMONIA SALES AGREEMENT (this “First Amendment”) is effective as of the 29th day of August, 2005 (the “Effective Date”) by and among KOCH NITROGEN INTERNATIONAL SÀRL, a Swiss societe a responsabilite limitee (“KNI”) and KOCH NITROGEN COMPANY, a Nebraska corporation (“KNC”) and EL DORADO CHEMICAL COMPANY, an Oklahoma corporation (“Buyer”).

W I T N E S S E T H:

WHEREAS, KNI, KNC and Buyer are parties to that certain Anhydrous Ammonia Sales Agreement, dated March 9, 2005, (the “Agreement”);

WHEREAS, KNI, KNC and Buyer mutually desire to further amend the Agreement, as hereinafter provided.

NOW, THEREFORE, in consideration of the mutual covenants and promises herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.	DEFINED TERMS. Capitalized terms used but not defined herein shall have the meaning given to such terms in the Agreement.

2.	AMENDMENTS. Upon the Effective Date, the Agreement shall be amended as follows:

(a)	Term. In Section II.A., “December 31, 2005” is hereby deleted and replaced with “December 31, 2006,”

(b)	Price.

(i)	Section VI.B. is hereby deleted in its entirety and replaced with the following:

“Adder. Adder shall equal $**[Redacted Text]** per short ton.”

(ii)	Section VI.C. is hereby deleted and replaced with the following:

“Ammonia Pipeline Transportation Charge. Effective July 1, 2005 the Ammonia Pipeline Transportation Charge per short ton shall be $**[Redacted Text]** per short ton from Taft, Louisiana or Sterlington, Louisiana to the Delivery

PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

Point for pipeline deliveries. In the event the Ammonia Pipeline Tariff rate changes for the injection points where Seller injects Product for delivery to Buyer, then the Ammonia Pipeline Transportation Charge shall be changed to the revised Ammonia Pipeline Tariff rate as published for Taft, Louisiana.

3.	RATIFICATIONS OF AGREEMENT. Except as expressly amended herein, the terms, covenants and conditions of the Agreement shall remain in full force and effect without modification or amendment, and the Parties ratify and reaffirm the same in its entirety.

4.	MISCELLANEOUS. This First Amendment shall be governed by and construed in accordance with the laws of the State of Kansas, without regard to the conflicts of laws principles. In the event that the terms of the Agreement conflict or are inconsistent with those of this First Amendment, the terms of this First Amendment shall govern. The provisions of this First Amendment shall be binding upon and shall inure to the benefit of the Parties and each of their respective successors and permitted assigns. This First Amendment may not be modified or changed in whole or in part in any manner other than by an instrument in writing duly signed by all Parties.

5.	COUNTERPARTS. This First Amendment may be executed in one or more counterparts each of which shall be deemed an original but all of which together shall constitute but one and the same instrument. Execution by facsimile signature shall be deemed to be, and shall have the same effect as, execution by original signature.

PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.

IN WITNESS WHEREOF, the Parties have caused this First Amendment to be effective on the day and year first written above.

BUYER
EL DORADO CHEMICAL COMPANY

By:
Name:
Title:

KNI

KOCH NITROGEN INTERNATIONAL SÀRL

By:
Name:
Title:

KNC

KOCH NITROGEN COMPANY

By:
Name:
Title:

PORTIONS OF THIS DOCUMENT HAVE BEEN OMITTED FROM THIS PUBLIC FILING PURSUANT TO A REQUEST BY THE COMPANY FOR CONFIDENTIAL TREATMENT BY THE SECURITIES AND EXCHANGE COMMISSION. THE OMITTED INFORMATION HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION FOR PURPOSES OF SUCH REQUEST.